Exhibit 99.2

Subsidiaries of Caesars Entertainment Operating Company, Inc.

Name of Entity	Record Owner	Percent of Equity Securities Held
190 Flamingo, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
2115-2121 Ontario Building, LLC	Rock Ohio Caesars Cleveland, LLC	100.00%
250 Huron LLC	ROC Finance, LLC	100.00%
3535 LV Corp. (f/k/a Harrah’s Imperial Palace)	Caesars Entertainment Operating Company, Inc.	100.00%
3535 LV Parent, LLC	3535 LV Corp. (f/k/a Harrah’s Imperial Palace)	100.00%
AJP Holdings, LLC	AJP Parent, LLC	100.00%
AJP Parent, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Atlantic City Express Service, LLC	Harrah’s Atlantic City Holding, Inc.	33.33%
	Boardwalk Regency Corporation	33.33%
B I Gaming Corporation	Harrah’s International Holding Company, Inc.	100.00%
Bally’s Midwest Casino, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Bally’s Park Place, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Bally’s Las Vegas Manager, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Benco, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Baluma Cambio, S.A.	Baluma S.A.	100.00%
Baluma Holdings S.A.	Harrah’s Entertainment Limited	100.00%
	B I Gaming Corporation	11.46%
	Nueva Compania de Casinos de el Reino de Don Quijote, S.L.U.	4.77%
Baluma Ltda.	Baluma S.A.	100.00%
Baluma S.A.	Baluma Holdings S.A.	55.00%
	Enjoy S.A.	45.00%
Biloxi Hammond, LLC	Grand Casinos of Biloxi, LLC	100.00%
Biloxi Village Walk Development, LLC	Grand Casinos of Biloxi, LLC	100.00%
BL Development Corp.	Grand Casinos, Inc.	100.00%
Boardwalk Regency Corporation	Caesars New Jersey, Inc.	100.00%
BPP Providence Acquisition Company, LLC	Bally’s Park Place, Inc.	100.00%
Brussels Casino SA	London Clubs (Europe) Limited	100.00%
Burlington Street Services Limited	London Clubs Management Limited	100.00%
CA Hospitality Holding Company, Ltd.	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Air, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Asia Limited	HET International 2 B.V.	100.00%
Caesars Bahamas Investment Corporation	HET International 2 B.V.	100.00%
Caesars Bahamas Management Corporation	HEI Holding Company One, Inc.	50.00%
	Caesars Entertainment Operating Company, Inc.	50.00%
Caesars Baltimore Acquisition Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Baltimore Development Company, LLC	Caesars Baltimore Acquisition Company, LLC	100.00%
Caesars Baltimore Management Company, LLC	Caesars Baltimore Acquisition Company, LLC	100.00%
Caesars Canada Marketing Services Corporation	Caesars Marketing Services Corporation	100.00%
Caesars Casino Castilla La Mancha S.A.	Caesars Spain Holdings Limited	60.00%
Caesars Enterprise Services, LLC	Caesars Entertainment Operating Company, Inc.	69.00%
	Caesars Growth Partners Holdings, LLC	10.80%
	Caesars Entertainment Resort Properties, LLC	20.20%
Caesars Entertainment Canada Holding, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Entertainment Finance Corp.	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Entertainment Golf, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Entertainment Retail, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Entertainment Windsor Limited (f/k/a Caesars Entertainment Windsor Holding, Inc.)	Caesars World, Inc.	100.00%
Caesars Escrow Corporation (f/k/a Harrah’s Escrow Corporation)	Caesars Operating Escrow LLC	100.00%
Caesars Global Living (Zhuhai) Limited	CH Management Company Ltd	100.00%

Name of Entity	Record Owner	Percent of Equity Securities Held
Caesars Hotel Castilla La Mancha, S.L.	Caesars Casino Castilla La Mancha S.A.	100.00%
Caesars India Sponsor Company, LLC	California Clearing Corporation	100.00%
Caesars License Company, LLC (f/k/a Harrah’s License Company, LLC)	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Marketing Services Corporation (f/k/a Harrah’s Marketing Services Corporation)	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Massachusetts Acquisition Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Massachusetts Development Company, LLC	Caesars Massachusetts Acquisition Company, LLC	100.00%
Caesars Massachusetts Investment Company, LLC	Caesars Massachusetts Acquisition Company, LLC	100.00%
Caesars Massachusetts Management Company, LLC	Caesars Massachusetts Acquisition Company, LLC	100.00%
Caesars New Jersey, Inc.	Caesars World, Inc.	100.00%
Caesars Ohio Acquisition, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Ohio Investment, LLC	Caesars Ohio Acquisition, LLC	100.00%
Caesars Operating Escrow LLC (f/k/a Harrah’s Operating Escrow LLC)	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Palace Corporation	Caesars World, Inc.	100.00%
Caesars Palace Realty Corporation	Caesars Palace Corporation	100.00%
Caesars Palace Sports Promotions, Inc.	Desert Palace, Inc.	100.00%
Caesars Riverboat Casino, LLC	Roman Holding Corporation of Indiana	82.00%
	Caesars Entertainment Operating Company, Inc.	18.00%
Caesars Spain Holdings Limited	Harrah’s Entertainment Limited	100.00%
Caesars Trex, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars United Kingdom, Inc.	Caesars World, Inc.	100.00%
Caesars World International Corporation PTE, Ltd.	Caesars World Marketing Corporation	100.00%
Caesars World International Far East Limited	Caesars World Marketing Corporation	100.00%
Caesars World Marketing Corporation	Caesars World, Inc.	100.00%
Caesars World Merchandising, Inc.	Caesars World, Inc.	100.00%
Caesars World, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
California Clearing Corporation	Desert Palace, Inc.	100.00%
Casanova Club Limited	London Clubs Limited	100.00%
Casino Computer Programming, Inc.	Horseshoe Gaming Holding, LLC	100.00%
CG Services, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
CH Management Company, Ltd.	CA Hospitality Holding Company, Ltd.	100.00%
Chester Downs and Marina LLC	Harrah’s Chester Downs Investment Company, LLC	99.50%
Chester Downs Finance Corp.	Chester Downs and Marina LLC	100.00%
Chester Facility Holding Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Christian County Land Acquisition Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Conrad International Hotels Corporation-SA (Proprietary) Limited	B I Gaming Corporation	100.00%
Consolidated Supplies, Services and Systems	Caesars Entertainment Operating Company, Inc.	100.00%
Corby Leisure Retail Development Limited	London Clubs Management Limited	100.00%
Corner Investment Company Newco, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Creator Capital Limited	Harrah’s Interactive Investment Company	7.50%
	Sky Games International Limited	92.50%
Cromwell Manager, LLC	Caesars Entertainment Operating Company, Inc.	100.00%

Name of Entity	Record Owner	Percent of Equity Securities Held
Culembourg Metropole Casino (Pty) Limited	London Clubs Holdings Limited	100.00%
CZL Development Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
CZL Management Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Dagger Holdings Limited	HET International 2 B.V.	100.00%
DCH Exchange, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
DCH Lender, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Des Plaines Development Limited Partnership	Harrah’s Illinois Corporation	80.00%
	Des Plaines Development Corporation	20.00%
Desert Palace, Inc.	Caesars Palace Corporation	100.00%
Durante Holdings, LLC	AJP Holdings, LLC	100.00%
East Beach Development Corporation	Caesars Entertainment Operating Company, Inc.	100.00%
El Palacio Del Cesar en Mexico, S.A. de C.V.	Caesars World Marketing Corporation	100.00%
Emerald Safari Resort (Pty) Limited	LCI (Overseas) Investments Pty Ltd.	70.00%
	Modirapula Leisure (Pty) Ltd.	20.00%
	Marung Investments (Pty) Ltd.	10.00%
FHR Corporation	Parball Corporation	100.00%
FHR Parent, LLC	FHR Corporation	100.00%
Flamingo-Laughlin Parent, LLC	Flamingo-Laughlin, Inc. (f/k/a Flamingo Hilton-Laughlin, Inc.)	100.00%
Flamingo-Laughlin, Inc. (f/k/a Flamingo Hilton-Laughlin, Inc.)	Parball Corporation	100.00%
GCA Acquisition Subsidiary, Inc.	Grand Casinos, Inc.	100.00%
GNOC, Corp.	Bally’s Park Place, Inc.	100.00%
Golden Nugget Club Limited	London Clubs Management Limited	100.00%
Grand Casinos of Biloxi, LLC (f/k/a Grand Casinos of Mississippi, Inc. - Biloxi)	Grand Casinos, Inc.	100.00%
Grand Casinos of Mississippi, LLC—Gulfport	Grand Casinos, Inc.	100.00%
Grand Casinos, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Grand Media Buying, Inc.	Grand Casinos, Inc.	100.00%
Harrah South Shore Corporation	Harveys Tahoe Management Company, Inc.	100.00%
Harrah’s (Barbados) SRL	HEI Holding C.V.	100.00%
Harrah’s Activity Limited	Harrah’s Entertainment Limited	100.00%
Harrah’s Arizona Corporation	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Bossier City Investment Company, L.L.C.	Harrah’s Shreveport/Bossier City Investment Company, LLC	100.00%
Harrah’s Bossier City Management Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Chester Downs Investment Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Chester Downs Management Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Entertainment Limited	Harrah’s International Holding Company, Inc.	100.00%
Harrah’s Illinois Corporation	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Interactive Investment Company	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s International C.V.	HEI Holding Company Two, Inc.	99.00%
	HEI Holding Company One Inc.	1.00%
Harrah’s International Holding Company, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Investments, Inc. (f/k/a Harrah’s Wheeling Corporation)	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Iowa Arena Management, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Management Company	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Maryland Heights Operating Company	Caesars Entertainment Operating Company, Inc.	100.00%

Name of Entity	Record Owner	Percent of Equity Securities Held
Harrah’s MH Project, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s NC Casino Company, LLC	Caesars Entertainment Operating Company, Inc.	99.00%
	Harrah’s Management Company	1.00%
Harrah’s New Orleans Management Company	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s North Kansas City LLC (f/k/a Harrah’s North Kansas City Corporation)	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Nova Scotia ULC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Operating Company Memphis, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Pittsburgh Management Company	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Reno Holding Company, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Shreveport Investment Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Shreveport Management Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Shreveport/Bossier City Holding Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Shreveport/Bossier City Investment Company, LLC	Harrah’s Shreveport Investment Company, LLC	84.30%
	Harrah’s Shreveport/Bossier City Holding Company, LLC	9.80%
	Harrah’s Shreveport Management Company, LLC	0.90%
	Harrah’s New Orleans Management Company	5.00%
Harrah’s Southwest Michigan Casino Corporation	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Travel, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Vicksburg Corporation	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s West Warwick Gaming Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harveys BR Management Company, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Harveys C.C. Management Company, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Harveys Iowa Management Company, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Harveys Tahoe Management Company, Inc.	HTM Holding, Inc.	100.00%
H-BAY, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
HBR Realty Company, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
HCAL, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
HCR Services Company, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
HEI Holding C.V.	Harrah’s International C.V.	99.00%
	HEI Holding Company One Inc.	1.00%
HEI Holding Company One, Inc.	B I Gaming Corporation	100.00%
HEI Holding Company Two, Inc.	B I Gaming Corporation	100.00%
HET International 1 B.V.	HEI Holding C.V.	100.00%
HET International 2 B.V.	HET International 1 B.V.	100.00%
HHLV Management Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
HIE Holdings Topco, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Hole in the Wall, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Horseshoe Cincinnati Management, LLC	Caesars Ohio Acquisition, LLC	100.00%
Horseshoe Cleveland Management, LLC	Caesars Ohio Acquisition, LLC	100.00%
Horseshoe Entertainment	New Gaming Capital Partnership	91.92%
	Horseshoe Gaming Holding, LLC	8.08%
Horseshoe Gaming Holding, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Horseshoe GP, LLC	Horseshoe Gaming Holding, LLC	100.00%
Horseshoe Hammond, LLC	Horseshoe Gaming Holding, LLC	100.00%
Horseshoe Ohio Development, LLC	Caesars Ohio Acquisition, LLC	100.00%
Horseshoe Shreveport, L.L.C.	Horseshoe Gaming Holding, LLC	100.00%

Name of Entity	Record Owner	Percent of Equity Securities Held
HTM Holding, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Inter Casino Management (Egypt) Limited	London Clubs (Overseas) Limited	100.00%
JCC Holding Company II Newco, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Johnnic Casino Holdings Limited	Conrad International Hotels Corporation-SA (Proprietary) Limited	24.50%
Koval Holdings Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Koval Investment Company, LLC	Koval Holdings Company, LLC	100.00%
LAD Hotel Partners, LLC	Harrah’s Bossier City Investment Company, L.L.C.	49.00%
	LAD Wolff Equity Partners, LLC	51.00%
Las Vegas Golf Management, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Las Vegas Resort Development, Inc.	Winnick Parent, LLC	100.00%
Laundry Parent, LLC	Parball Corporation	100.00%
LCI (Overseas) Investments Pty Ltd.	London Clubs Holdings Limited	100.00%
LCI plc	London Clubs Holdings Limited	100.00%
London Clubs (Europe) Limited	London Clubs (Overseas) Limited	100.00%
London Clubs (Overseas) Limited	London Clubs Holdings Limited	100.00%
London Clubs Brighton Limited	London Clubs Management Limited	100.00%
London Clubs Glasgow Limited	London Clubs Management Limited	100.00%
London Clubs Holdings Limited	London Clubs International Limited	100.00%
London Clubs International Limited	Dagger Holdings Limited	100.00%
London Clubs Leeds Limited	London Clubs Management Limited	100.00%
London Clubs Limited	LCI plc	100.00%
London Clubs LSQ Limited	London Clubs Management Limited	100.00%
London Clubs Management Limited	London Clubs Holdings Limited	100.00%
London Clubs Manchester Limited	London Clubs Management Limited	100.00%
London Clubs Nottingham Limited	London Clubs Management Limited	100.00%
London Clubs Poker Room Limited	London Clubs Management Limited	100.00%
London Clubs Southend Limited	London Clubs Management Limited	100.00%
London Clubs Trustee Limited	London Clubs Holdings Limited	100.00%
LVH Corporation	Parball Corporation	100.00%
LVH Parent, LLC	LVH Corporation	100.00%
Martial Development Corp.	Caesars New Jersey, Inc.	100.00%
NAL Ohio Holdings, LLC	Rock Ohio Caesars Cleveland, LLC	100.00%
Nevada Marketing, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
New Gaming Capital Partnership	Horseshoe Gaming Holding, LLC	99.00%
	Horseshoe GP, LLC	1.00%
Ocean Showboat, Inc.	Showboat Holding, Inc.	100.00%
Octavius Linq Holding Co., LLC	Caesars Palace Realty Corporation	100.00%
Parball Corporation	Caesars Entertainment Operating Company, Inc.	100.00%
Parball Parent, LLC	Parball Corporation	100.00%
Park Place Finance, ULC	Caesars Entertainment Finance Corp.	100.00%
PH Employees Parent LLC	PHW Manager LLC	100.00%
PHW Investments, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
PHW Las Vegas, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
PHW Manager, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Playboy Club (London) Limited	London Clubs Management Limited	100.00%
Players Bluegrass Downs, Inc.	Players Holding, LLC	100.00%
Players Development, Inc.	Players International, LLC	100.00%
Players Holding, LLC	Players International, LLC	100.00%
Players International, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Players LC, LLC	Players Holding, LLC	100.00%

Name of Entity	Record Owner	Percent of Equity Securities Held
Players Maryland Heights Nevada, LLC	Players Holding, LLC	100.00%
Players Resources, Inc.	Players International, LLC	100.00%
Players Riverboat II, LLC	Players Riverboat Management, LLC	1.00%
	Players Riverboat, LLC	99.00%
Players Riverboat Management, LLC	Players Holding, LLC	100.00%
Players Riverboat, LLC	Players Holding, LLC	100.00%
Players Services, Inc.	Players International, LLC	100.00%
R Casino Limited	London Clubs Limited	100.00%
R Club (London) Limited	London Clubs Management Limited	100.00%
Reno Crossroads LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Reno Projects, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
RGFD, LLC	Rock Ohio Caesars Cincinnati, LLC	100.00%
Rio Development Company, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Robinson Property Group Corp.	Horseshoe Gaming Holding, LLC	99.00%
	Horseshoe GP, LLC	1.00%
ROC Finance 1 Corp.	ROC Finance, LLC	100.00%
ROC Finance, LLC	Rock Parent, LLC	100.00%
Rock Gaming Cleveland Scranton Peninsula, LLC	Rock Ohio Caesars Cleveland, LLC	100.00%
Rock Ohio Caesars Chase, LLC	ROC Finance, LLC	100.00%
Rock Ohio Caesars Cincinnati, LLC	ROC Finance, LLC	100.00%
Rock Ohio Caesars Cleveland, LLC	ROC Finance, LLC	100.00%
Rock Ohio Caesars Gateway, LLC	Rock Ohio Caesars Cleveland, LLC	100.00%
Rock Ohio Caesars Hotel, LLC	ROC Finance, LLC	100.00%
Rock Ohio Caesars, LLC	Caesars Ohio Investment, LLC	20.00%
	Rock Gaming LLC	80.00%
Rock Parent, LLC	Rock Ohio Caesars, LLC	100.00%
Roman Entertainment Corporation of Indiana	Caesars World, Inc.	100.00%
Roman Holding Corporation of Indiana	Caesars World, Inc.	100.00%
Shanghai Golf Club, Ltd.	Harrah’s International Holding Company, Inc.	100.00%
Shanghai Real Estate, Ltd.	Harrah’s International Holding Company, Inc.	100.00%
Showboat Atlantic City Mezz 1, LLC	Showboat Atlantic City Mezz 2, LLC	100.00%
Showboat Atlantic City Mezz 2, LLC	Showboat Atlantic City Mezz 3, LLC	100.00%
Showboat Atlantic City Mezz 3, LLC	Showboat Atlantic City Mezz 4, LLC	100.00%
Showboat Atlantic City Mezz 4, LLC	Showboat Atlantic City Mezz 5, LLC	100.00%
Showboat Atlantic City Mezz 5, LLC	Showboat Atlantic City Mezz 6, LLC	100.00%
Showboat Atlantic City Mezz 6, LLC	Showboat Atlantic City Mezz 7, LLC	100.00%
Showboat Atlantic City Mezz 7, LLC	Showboat Atlantic City Mezz 8, LLC	100.00%
Showboat Atlantic City Mezz 8, LLC	Showboat Atlantic City Mezz 9, LLC	100.00%
Showboat Atlantic City Mezz 9, LLC	Ocean Showboat, Inc.	100.00%
Showboat Atlantic City Operating Company, LLC	Ocean Showboat, Inc.	100.00%
Showboat Atlantic City Propco, LLC	Showboat Atlantic City Mezz 1, LLC	100.00%
Showboat Holding, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Showboat Nova Scotia ULC	Showboat Holding, Inc.	100.00%
Southern Illinois Riverboat/Casino Cruises, Inc.	Players Holding, LLC	100.00%
Sterling Suffolk Racecourse, LLC	Caesars Massachusetts Investment Company, LLC	4.20%
Tahoe Garage Propco, LLC	Harveys Tahoe Management Company, Inc.	100.00%
The Quad Manager, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
The Sportsman Club Limited	London Clubs Management Limited	100.00%
Thistledown Management, LLC	Caesars Entertainment Operating Company, Inc.	100.00%

Name of Entity	Record Owner	Percent of Equity Securities Held
Thistledown Racetrack, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
TRB Flamingo, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Trigger Real Estate Corporation	Caesars Entertainment Operating Company, Inc.	100.00%
Tunica Roadhouse Corporation (f/k/a Sheraton Tunica Corporation)	Caesars Entertainment Operating Company, Inc.	100.00%
Turfway Park, LLC	Rock Ohio Caesars, LLC	90.00%
Village Walk Construction, LLC	Grand Casinos of Biloxi, LLC	100.00%
Windsor Casino Limited	Caesars Entertainment Windsor Limited	100.00%
Winnick Holdings, LLC	Winnick Parent, LLC	100.00%
Winnick Parent, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Woodbury Manager, LLC	Caesars Entertainment Operating Company, Inc.	100.00%